                                                                      Exhibit 25

================================================================================
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                             13-5160382
(State of incorporation                              (I.R.S. employer
if not a U.S. national bank)                         identification no.)

One Wall Street, New York, N.Y.                      10286
(Address of principal executive offices)             (Zip code)


                                  Airgas, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                             56-0732648
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                               Airgas-East, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                             06-1463355
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                            Airgas-Great Lakes, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                             38-2518089
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                            Airgas-Mid America, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                             61-1237230
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                           Airgas-North Central, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                             39-1845894
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                               Airgas-South, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                             52-1390683
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                            Airgas-Gulf States, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                             52-1633106
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                           Airgas-Intermountain, Inc.
              (Exact name of obligor as specified in its charter)

Colorado                                             84-0590677
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                             Airgas-Mid South, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                             71-0775603
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                              Airgas-Nor Pac, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                             91-1428840
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                   Airgas-Northern California & Nevada, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                             23-2491493
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                             Airgas-Southwest, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                             74-2768918
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                               Airgas-West, Inc.
              (Exact name of obligor as specified in its charter)

California                                           95-1525207
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                              Airgas-Safety, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                             23-2840701
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                        Rutland Tool & Supply Co., Inc.
              (Exact name of obligor as specified in its charter)

California                                           95-2556882
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                             Airgas Carbonic, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                             58-2298979
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                          Airgas Specialty Gases, Inc.
              (Exact name of obligor as specified in its charter)

Texas                                                76-0182866
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                               Nitros Oxide Corp.
              (Exact name of obligor as specified in its charter)

Delaware                                             23-2359281
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                         Puritan Medical Products, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                             43-1873460
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                                 Red-D-Arc Inc.
              (Exact name of obligor as specified in its charter)

Nevada                                               88-0259460
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                                   ATNL, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                             51-0371219
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                              Airgas Realty, Inc.
              (Exact name of obligor as specified in its charter)

Delaware                                             38-2561220
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                             Cylinder Leasing Corp.
              (Exact name of obligor as specified in its charter)

Delaware                                             63-0893847
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                                Airgas Data, LLC
              (Exact name of obligor as specified in its charter)

Delaware                                             38-3398137
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                      Airgas Direct Industrial Vessel, LLC
              (Exact name of obligor as specified in its charter)

Delaware                                             23-2937340
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

259 North Radnor-Chester Road, Suite 100
Radnor, Pennsylvania                                 19087-5283
(Address of principal executive offices)             (Zip code)

                                 _____________
                   9.125% Senior Subordinated Notes due 2011
                      (Title of the indenture securities)
================================================================================

1.  General information.  Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

------------------------------------------------
                Name             Address
------------------------------------------------

    Superintendent of Banks of the State of    2 Rector Street, New York,
    New York                                   N.Y.  10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York           33 Liberty Plaza, New York,
                                               N.Y.  10045

    Federal Deposit Insurance Corporation      Washington, D.C.  20429

    New York Clearing House Association        New York, New York            10005

    (b) Whether it is authorized to exercise corporate trust powers.

    Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

    Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 7th day of September, 2001.


                                  THE BANK OF NEW YORK



                                  By:    /s/  TERRENCE T. RAWLINS
                                      ---------------------------
                                      Name:   TERRENCE T. RAWLINS
                                      Title:  VICE PRESIDENT

                                                                       EXHIBIT 7
                                                                       ---------

--------------------------------------------------------------------------------

                      Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS                                                            Dollar Amounts
                                                                   In Thousands
Cash and balances due from depository
 institutions:
 Noninterest-bearing balances and currency and                     $ 2,811,275
  coin...........................................
 Interest-bearing balances.......................                    3,133,222
Securities:
 Held-to-maturity securities.....................                      147,185
 Available-for-sale securities...................                    5,403,923
Federal funds sold and Securities purchased                          3,378,526
 under agreements to resell......................
Loans and lease financing receivables:
 Loans and leases held for sale................                         74,702
 Loans and leases, net of unearned
 income...............37,471,621
 LESS: Allowance for loan and
 lease losses............599,061
 Loans and leases, net of unearned                                  36,872,560
 income and allowance............................
Trading Assets...................................                   11,757,036
Premises and fixed assets (including capitalized                       768,795
 leases).........................................
Other real estate owned..........................                        1,078
Investments in unconsolidated subsidiaries and                         193,126
 associated companies............................
Customers' liability to this bank on acceptances                       592,118
 outstanding.....................................
Intangible assets................................
   Goodwill......................................                    1,300,295
   Other intangible assets.......................                      122,143
Other assets.....................................                    3,676,375
                                                                   -----------

Total assets.....................................                  $70,232,359
                                                                   ===========

LIABILITIES
Deposits:
 In domestic offices.............................                  $25,962,242
 Noninterest-bearing  10,586,346
 Interest-bearing  15,395,896
 In foreign offices, Edge and Agreement                             24,862,377
  subsidiaries, and IBFs.........................
 Noninterest-bearing  373,085
 Interest-bearing  24,489,292
Federal funds purchased and securities sold                          1,446,874
 under agreements to repurchase..................
Trading liabilities..............................                    2,373,361
Other borrowed money:                                                1,381,512
(includes mortgage indebtedness and obligations
 under capitalized leases).......
Bank's liability on acceptances executed and                           592,804
 outstanding.....................................
Subordinated notes and debentures................                    1,646,000
Other liabilities................................                    5,373,065
                                                                   -----------
Total liabilities................................                  $63,658,235
                                                                   ===========
EQUITY CAPITAL
Common stock.....................................                    1,135,284
Surplus..........................................                    1,008,773
Retained earnings................................                    4,426,033
Accumulated other comprehensive income...........                        4,034
Other equity capital components..................                            0
------------------------------------------------------------------------------
Total equity capital.............................                    6,574,124
                                                                   -----------
Total liabilities and equity capital.............                  $70,232,359
                                                                   ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                           Thomas J. Mastro,
                                       Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi         ]
Gerald L. Hassell       ]            Directors
Alan R. Griffith        ]